Quarterly Holdings Report
for
Fidelity® Sustainable Multi-Asset Fund
June 30, 2022
MAF-NPRT3-0822
1.9904619.100
Domestic Equity Funds - 36.0%
	Shares	Value ($)
Fidelity Sustainable U.S. Equity Fund (a)	37,219	320,826
Fidelity U.S. Sustainability Index Fund (a)	44,736	749,775
TOTAL DOMESTIC EQUITY FUNDS (Cost $1,205,303)		1,070,601

International Equity Funds - 35.1%
	Shares	Value ($)
Fidelity International Sustainability Index Fund (a)	19,495	206,254
Fidelity Sustainable Emerging Markets Equity Fund (a)	41,073	323,653
Fidelity Sustainable International Equity Fund (a)	67,037	514,175
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,192,981)		1,044,082

Bond Funds - 28.9%
	Shares	Value ($)
Fidelity Inflation-Protected Bond Index Fund (a)	14,049	142,601
Fidelity Long-Term Treasury Bond Index Fund (a)	12,751	147,017
Fidelity Sustainability Bond Index Fund (a)	15,006	142,860
Fidelity Sustainable Core Plus Bond Fund (a)	44,733	426,751
TOTAL BOND FUNDS (Cost $894,909)		859,229

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $3,293,193)	2,973,912
NET OTHER ASSETS (LIABILITIES) - 0.0%	(207)
NET ASSETS - 100.0%	2,973,705

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 1.58%	-	100,000	100,000	-	-	-	-	0.0%
Total	-	100,000	100,000	-	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Inflation-Protected Bond Index Fund	-	171,857	21,480	-	(508)	(7,268)	142,601
Fidelity International Sustainability Index Fund	-	252,803	18,920	-	(1,481)	(26,148)	206,254
Fidelity Long-Term Treasury Bond Index Fund	-	175,150	13,972	834	(1,539)	(12,622)	147,017
Fidelity Sustainability Bond Index Fund	-	536,458	368,215	1,406	(20,801)	(4,582)	142,860
Fidelity Sustainable Core Plus Bond Fund	-	486,559	47,917	1,578	(685)	(11,206)	426,751
Fidelity Sustainable Emerging Markets Equity Fund	-	401,034	34,168	-	(4,217)	(38,996)	323,653
Fidelity Sustainable International Equity Fund	-	647,340	45,222	-	(4,188)	(83,755)	514,175
Fidelity Sustainable U.S. Equity Fund	-	407,769	43,300	-	(672)	(42,971)	320,826
Fidelity U.S. Sustainability Index Fund	-	947,194	104,368	-	(1,318)	(91,733)	749,775
	-	4,026,164	697,562	3,818	(35,409)	(319,281)	2,973,912

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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